Summary Prospectus and
Prospectus Supplement

March 16, 2022

Morgan Stanley Institutional Fund Trust

Supplement dated March 16, 2022, to the Morgan Stanley Institutional Fund Trust Summary Prospectus and Prospectus dated January 28, 2022

High Yield Portfolio
(Class IR)

Effective April 29, 2022, in the section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares," and the section of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares," the minimum initial investment amount for Class IR of the Fund will be reduced to $5 million.

Please retain this supplement for future reference.

  IFTHYIRCLSUMPROSPT 3/22